Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011


                              The Montgomery Funds

                       Supplement dated December 10, 1998
                  to the Combined Prospectus for Class R Shares
                            (dated October 31, 1998)



     For the Montgomery Small Cap Fund

     Effective December 1, 1998, the Small Cap Fund reopened to new investors. From time to time, Montgomery may again close or open the Small Cap Fund to new investors at its discretion.

     For the Montgomery Small Cap Opportunities Fund and the Montgomery U.S. Emerging Growth Fund

     The Small Cap Opportunities Fund is expected to be reorganized into the U.S. Emerging Growth Fund during the first quarter of 1999. Following the reorganization, shareholders of the Small Cap Opportunities Fund would become shareholders of the U.S. Emerging Growth Fund. The Small Cap Opportunities Fund would then cease operations. The reorganization is subject to approval by the shareholders of the Small Cap Opportunities Fund. Proxy materials containing detailed information and seeking approval of the reorganization will be sent to those shareholders.

     For the Montgomery Latin America Fund

     Effective December 15, 1998, the Latin America Fund will be closed to additional investments. On January 29, 1999, the Latin America Fund will redeem all remaining shares. Checks for the proceeds will be sent to remaining shareholders. The Latin America Fund will then cease operations.

     For the Select 50 Fund and the U.S. Asset Allocation Fund

     The full Investment Oversight Committee of Montgomery Asset Management is now responsible for overseeing investment decisions of the Select 50 Fund and allocating assets among the underlying funds for the U.S. Asset Allocation Fund.

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